UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2016 (August 29, 2016)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS.

Item 8.01.  Other Events.

On August 29, 2016, Forward Air Corporation (the “Company”) issued a press release announcing the acquisition by Central States Trucking Co., a wholly-owned subsidiary of the Company, of substantially all the assets of Triumph Transport, Inc. and Triumph Repair Service, Inc., a copy of which is included as Exhibit 99.1 hereto and hereby incorporated by reference.
SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Current Report.

No.	Exhibit
99.1	Press Release of Forward Air Corporation dated August 29, 2016.

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: August 29, 2016	By:	/s/ Michael J. Morris
Michael J. Morris Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release of Forward Air Corporation dated August 29, 2016.